Exhibit 10.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATERS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE A LEGAL OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $

Date of Note: November , 2025

FOR VALUE RECEIVED, Amaze Holdings, Inc., Nevada corporation (“Company”), promises to pay to the undersigned holder (“Holder”), the principal amount set forth above, plus interest thereon, each due, payable or convertible upon the terms set forth below.

Basic Terms. This convertible promissory note (the “Note”) is issued in accordance with that certain Asset Purchase Agreement (the “APA”) among the Company, Food Channel Amaze Company LLC, Foodchannel.com LLC, (“Seller”), Solaris Media, Inc., (“Solaris”) and Intuience, LLC, (“Intuience” and, together with Solaris, the “Owners”), and is subject to the terms and conditions set forth in the APA. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the APA.

1. Payment of Principal. Unless converted as provided herein, the entire principal balance of this Note plus accrued and unpaid interest will be due and payable on January 6, 2026 (the “Maturity Date).

2. Interest Rate; Payment.

(a) Interest shall commence on the date of this Note and continue accruing on the outstanding principal amount until converted in accordance with the terms hereof. Interest shall accrue at a simple rate of four percent (4%) per annum (the “Interest Rate”). Interest shall be calculated on the basis of a 365-day year, based on the actual number of days elapsed.

(b) Interest on this Note shall be payable on the Maturity Date.

(c) At any time interest is due and payable hereunder, interest shall be paid in shares of the Company’s common stock valued at $0.76 per share.

3. Conversion.

(a) At any time after the original issue date hereof until this Note is no longer outstanding, the Holder may elect to convert the entire outstanding principal amount and any accrued but unpaid interest of the Note into the Company’s common stock (the “Conversion Shares”) at a conversion price equal to $0.76 per share. Any election to convert the Note pursuant to this Section 5(a) must be made in writing (the “Notice of Conversion”) and delivered to the Company at least ten (10) days prior to the requested conversion date.

(b) On the Maturity Date, the entire outstanding principal amount and any accrued but unpaid interest of the Note shall convert into the Conversion Shares at a conversion price equal to $0.76 per share.

(c) As promptly as practicable after the conversion of this Note and the issuance of the Conversion Shares, the Company (at its expense) will instruct the transfer agent to deliver the Conversion Shares to the Holder. The Company will not be required to instruct the transfer agent to deliver the Conversion Shares until the Holder has surrendered this Note to the Company (or provided an instrument of cancellation or affidavit of loss).

(d) No fractional Conversion Shares shall be issuable upon conversion of this Note, any fractional amount otherwise issuable hereunder shall be rounded up to the next whole share.

(e) The aggregate number of shares of the Company’s common stock issuable upon the conversion of this Note may not exceed 19.9% of the total number of shares of common stock outstanding as of the date of this Note unless the Company has obtained stockholder approval as required by the applicable rules and regulations of the NYSE American.

(f) Holder may elect to receive the Conversion Shares in the name of its stockholders. Any such election shall be made in writing at least five (5) business days prior to the Maturity Date of this Note in order to be effective and shall include a copy of the resolutions of the board of directors of Holder authorizing the Conversion Shares to be so issued.

4. Events of Default.

(a) The occurrence of any one or more of the following shall constitute an “Event of Default”:

(i) any breach by Company of any covenant, agreement, representation or warranty contained in this Note that is not cured within thirty (30) days after the date on which Company shall have been provided with notice of such breach; or

(ii) any commencement by Company of a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Company; or any commencement against Company of any bankruptcy, insolvency or other proceeding which remains undismissed for a period of 90 days; or the adjudication of Company as insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the appointment of any custodian or the like for Company or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; or any general assignment by Company for the benefit of its creditors; or any failure to pay or statement in writing by Company indicating an inability to pay Company’s debts generally as they become due.

(b) If any Event of Default occurs, the full principal amount of this Note, together with all accrued but unpaid interest thereon, shall become immediately due and payable in Conversion Shares upon written notice of such election by Holder. The Holder need not provide and Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

5. No Waiver of Holder’s Rights. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Holder in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right; and no waiver on the part of the Holder of any of its options, powers or rights shall constitute a waiver of any other option, power or right.

6. Cumulative Rights and Remedies. The rights and remedies of the Holder expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Note or applicable law (including at equity). The election of the Holder to avail itself of any one or more remedies shall not be a bar to any other available remedies.

7. Successors and Assigns. Except as otherwise provided herein, this Note shall be binding upon Company and its permitted successors and shall inure to the benefit of the Holder and its successors and assigns. Nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Note, except as expressly provided in this Note.

8. Transfer Restrictions.

(a) The Holder agrees not to make any disposition of all or any portion of this Note, any common stock issued pursuant to Section 3 and the Conversion Shares (collectively, the “Securities”) unless and until (i) the transferee has agreed in writing for the benefit of the Company to make certain investment representations and warranties and (ii) (A) there is then in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) covering such proposed disposition, and such disposition is made in connection with such registration statement; or (B) the Holder has notified the Company of the proposed disposition; furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act. Notwithstanding the provisions of paragraphs (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to a partner (or retired partner) or member (or retired member) of the Holder in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holders hereunder.

(b) The Holder understands and acknowledges that the Conversion Shares may bear the following legend:

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

9. Officers and Directors Not Liable. In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

10. Lost or Stolen Note. If this Note is lost, stolen, mutilated or otherwise destroyed, Company shall execute and deliver to the Holder a new promissory note containing the same terms, and in the same form, as this Note. In such event, Company may require the Holder to deliver to Company an affidavit of lost instrument in respect thereof as a condition to the delivery of any such new promissory note.

11. Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

12. Piggyback Registration Rights. If at any time after the date hereof there is not an effective registration statement covering all of the Conversion Shares and the Company determines to prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement relating to an offering for the account of others under the Securities Act of any of its common stock, but excluding Forms S-4 or S-8 and similar forms which do not permit such registration, then the Company shall send to Holder written notice of such determination and, if within five (5) business days after receipt of such notice, Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Conversion Shares Holder requests to be registered and which inclusion of such Conversion Shares will be subject to customary underwriter cutbacks applicable to all holders of registration rights and minimum cutbacks in accordance with guidance provided by the Commission (including, but not limited to, Rule 415). The obligations of the Company under this Section may be waived by Holder. All expenses incurred by the Company in complying with Section 12, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable attorney fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the FINRA, transfer taxes, and fees of transfer agents and registrars, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities and legal expenses of such holders are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under Section 12. Selling Expenses in connection with each registration statement under Section 12 shall be borne by the holder and will be apportioned among such holders in proportion to the number of shares included therein for Holder relative to all the securities included therein for all selling holders, or as all selling holders may agree. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Section 12 with respect to the Conversion Shares of Holder that Holder shall furnish to the Company in writing such information and representation letters, including a completed form of a securityholder questionnaire, with respect to itself and the proposed distribution by it as the Company may reasonably request to assure compliance with federal and applicable state securities laws.

13. Entire Agreement; Governing Law; Dispute Resolution. This Note constitutes the entire agreement among the parties with respect to the subjects hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the conflicts-of-law principles thereof. The venue for any action hereunder shall be in the State of Nevada, whether or not such venue is or subsequently becomes inconvenient, and the parties consent to the jurisdiction of the courts of the State of Nevada and the U.S. District Court, District of Nevada. Accordingly, Company and the Holder hereby submit to the process, jurisdiction and venue of any such courts. The Company and the Holder hereby waive, and agree not to assert, any claim that it is not personally subject to the jurisdiction of the foregoing courts in the State of Nevada or that any action or other proceeding brought in compliance with this Section is brought in an inconvenient forum.

14. Amendments and Waivers. Any term of this Note may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section 15 will be binding upon each future holder of such Note.

15. Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email or confirmed facsimile; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address, facsimile number or other address as subsequently modified by written notice given in accordance with this Section 16).

16. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

Separate Signature Page follows

IN WITNESS WHEREOF, the parties have signed this Note as of the date first noted above.

AMAZE HOLDINGS, INC.

______________________________

By: Aaron Day

Its: CEO

Address: 2901 West Coast Highway, Suite 200

 Newport Beach, CA 92663

Signature Page to Convertible Promissory Note

IN WITNESS WHEREOF, the parties have signed this Note as of the date first noted above.

HOLDER

Name of Holder

By:

Name:

Title:

Email:

Address:

Signature Page to Convertible Promissory Note